Exhibit 23(a)



	INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of FPL Group, Inc. on Form S-8 of our report dated February 12, 1999 appearing in FPL Group, Inc.'s
Annual Report on Form 10-K for the year ended December 31,
1998.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP


Miami, Florida
September 27, 1999